Exhibit 24.2


                              POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as an director of Independence Community Bank Corp., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Alan H. Fishman, Frank W. Baier and John K. Schnock, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him and in his name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the Registration Statement on Form S-3 (No. 333-125865) under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on May 26, 2005, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned director in such capacity, to such Registration Statement including without limitation, the prospectus and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement or any and all amendments thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 28, 2005.


                                        /s/David L. Hinds
                                        _______________________
                                        David L. Hinds
                                        Director